Exhibit No. 32

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of United Retail Group, Inc. (the “Company”) on Form 10-Q for the period ended May 1, 2004 as filed with the Securities and Exchange Commission and amended on the date hereof (the “Report”), we, Raphael Benaroya, Chief Executive Officer of the Company, and George R. Remeta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act, that based on our knowledge:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RAPHAEL BENAROYA Raphael Benaroya Chief Executive Officer June 29, 2004 /s/ GEORGE R. REMETA George R. Remeta Chief Financial Officer June 29, 2004